UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported), September 1, 2005

                                iSecureTrac Corp.
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               (Exact name of registrant as specified in charter)

         Delaware                       0-26455                87-0347787
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)

5078 South 111th Street, Omaha, Nebraska                         68137
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (402) 537-0022
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 8.01. Other Events.

      On September 1, 2005, iSECUREtrac Corp announced that the Tennessee Board of Probation and Parole, through a competitive bid process, has selected iSECUREtrac Corp. to provide the equipment, training and monitoring for the largest, to date, Global Positioning System (GPS) for sex offenders in the U.S. and perhaps internationally. Beginning in September, the satellite-based GPS project will allow up to approximately 650 sex offenders, all under probation and parole supervision in Tennessee, to be monitored at the same time. A copy of the press release is furnished as Exhibit 99.1 and attached hereto.


Item 9.01. Financial Statements and Exhibits.

     Exhibit
     No.                         Description

      99.1  Press release issued by iSECUREtrac Corp. on September 1, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    iSECUREtrac Corp.


Date: September 2, 2005                             /s/ Thomas E. Wharton, Jr.
                                                    ---------------------------
                                                    Thomas E. Wharton, Jr.
                                                    President & CEO

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                                  EXHIBIT INDEX


         Exhibit
         No.                               Description

            99.1 Press release issued by iSECUREtrac Corp. on September 1, 2005.











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